                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)       May 31, 2001
                                                             ----------------

                              EBS Building, L.L.C.
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                      ------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-24167                                     43-1794872
---------------------------              --------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


                         c/o PricewaterhouseCoopers LLP
                                800 Market Street
                         St. Louis, Missouri  63101-2695
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (678) 419-7021
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
        ----------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM  5.  OTHER EVENTS.

         On May 31, 2001, EBS Building, L.L.C. (the "Company") entered into an $18,600,000.00 credit facility (the "Credit Facility") with Commerce Bank, N.A in order to refinance its existing mortgage loan and obtain funds for improvements, interest carry and other working capital needs. A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Borrowings under the Credit Facility will be at an interest rate equal to the ninety (90) day Libor interest rate plus one hundred ninety (190) basis points. Borrowings under the Credit Facility are secured by substantially all of the assets of the Company.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.                 Description of Exhibit

10.1 Loan Agreement, dated as of May 31, 2001, between the Company and Commerce Bank, N.A.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EBS BUILDING, L.L.C.

                             By:  PricewaterhouseCoopers LLP, as Manager


Date:  June 11, 2001         By:      /s/ Keith F. Cooper
                                -----------------------------------------------
                                      Keith F. Cooper, Partner

                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit

 10.1 Loan Agreement, dated as of May 31, 2001, between the Company and Commerce Bank, N.A. (1)

(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities Exchange Commission upon its request.